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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)  August 22, 1996
                                                  ---------------

                            SUNRISE PRESCHOOLS, INC.
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            (Exact name of registrant as specified in its charter)



        Delaware                     0-16425                     86-0532619
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(State or other jurisdiction      (Commission                (IRS Employer
  of incorporation)                 File Number)              Identification
                                                              Number)


9128 East San Salvador Road, Suite 200, Scottsdale, Arizona        85258
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (602) 860-1611
                                                    -----------------

                                      N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 2.  Acquisition or Disposition of Assets

On August 22, 1996 pursuant to the terms of an Asset Purchase Agreement, Sunrise Preschools, Inc. (the "Company") acquired the assets (equipment, licenses and any and all other property of any nature, whether tangible or intangible, used in connection with the business except trade names and trademarks) of four preschool centers in the Phoenix, Arizona metropolitan area owned by Calman Corporation, LKG, Inc. and Country Air, Inc. (the "selling parties"). These centers operated under the trade name Tots Unlimited.

The consideration paid by Sunrise in connection with the acquisition was $775,000, of which $350,000 was paid at the closing of the acquisition on August 22, 1996, and $425,000 was a note payable. The cash portion of the consideration was paid from Sunrise's cash and cash equivalents. The purchase price was determined through arm's length negotiations between representatives of Sunrise and the selling parties. Neither Sunrise nor, to the knowledge of Sunrise, any affiliate, director or officer of Sunrise, or any associate of any director or officer of Sunrise, had any material relationship with the selling parties or any shareholder of the selling parties prior to the acquisition.

The purchased assets consisted primarily of vehicles, equipment and other intangible assets. Following the acquisition, Sunrise will continue to use the assets for substantially the same purposes as they were used before the acquisition.

Item 7.  Financial Statements and Exhibits

            (a)    Financial Statements

                   As of the time of the filing of this report on Form 8-K, it is impractical to provide the required financial statements for the Tots Unlimited centers. The required financial statements will be filed by Sunrise not later than 60 days following the date upon which this report on Form 8-K must be filed.

            (b)    Pro Forma Financial Information

                   As of the time of the filing of this report on Form 8-K, it is impractical to provide the required pro forma financial information. The required pro forma financial information will be filed by Sunrise not later than 60 days following the date upon which this report on Form 8-K must be filed.

            (c)    Exhibits

                   (1) Asset Purchase Agreement between Calman Corporation,
                       LKG, Inc., Country Air, Inc. and Sunrise Preschools, Inc. dated August 22, 1996.

                                  SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   By: /s/ James R. Evans
                                      ----------------------------------
                                           James R. Evans
                                           Chairman of the Board of Directors
                                           and President (Principal Executive
                                           Officer)

Date: September 5, 1996
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